Exhibit 99

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the year ended December 31 (In millions; per-share amounts in dollars)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Sales of goods and services	$113,192	$(2,224)	(a)	$—		$110,968
Other income	1,625	—		(1,625)		—
GE Capital revenues from services	7,276	—		—		7,276
Total revenues	122,092	(2,224)		(1,625)	(b)	118,243

Costs and expenses
Cost of sales	91,934	464	(a)	(1,515)	(c)	90,883
Selling, general and administrative expenses	18,280	(1)		(710)	(d)	17,569
Interest and other financial charges	4,869	—		—		4,869
Investment contracts, insurance losses and insurance annuity benefits	12,168	—		—		12,168
Non-operating benefit costs	—	—		2,399		2,399
Other costs and expenses	3,632	—		—		3,632
Total costs and expenses	130,883	462		175		131,520

Other income	—	414		1,712	(b)	2,126
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	(8,791)	(2,273)		(87)		(11,151)
Benefit (provision) for income taxes	3,043	(395)	(e)	(37)	(e)	2,611
Earnings (loss) from continuing operations	(5,748)	(2,668)		(124)		(8,540)
Earnings (loss) from discontinued operations, net of taxes	(309)	—		—		(309)
Net earnings (loss)	(6,056)	(2,668)		(124)		(8,849)
Less net earnings (loss) attributable to noncontrolling interests	(270)	(96)		2		(365)
Net earnings (loss) attributable to the Company	(5,786)	(2,572)		(126)		(8,484)
Preferred stock dividends	(436)	—		—		(436)
Net earnings (loss) attributable to GE common shareowners	$(6,222)	$(2,572)		$(126)		$(8,920)

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$(5,748)	$(2,668)		$(124)		$(8,540)
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(277)	(96)		2		(371)
Earnings (loss) from continuing operations attributable to the Company	(5,471)	(2,572)		(126)		(8,169)
Preferred stock dividends	(436)	—		—		(436)
Earnings (loss) from continuing operations attributable
to GE common shareowners	(5,907)	(2,572)		(126)		(8,605)
Earnings (loss) from discontinued operations, net of taxes	(309)	—		—		(309)
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	6	—		—		6
Net earnings (loss) attributable to GE common shareowners	$(6,222)	$(2,572)		$(126)		$(8,920)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.68)	$(0.30)	(f)	$(0.01)	(f)	$(0.99)
Basic earnings (loss) per share	$(0.68)	$(0.30)	(f)	$(0.01)	(f)	$(0.99)

Net earnings (loss)
Diluted earnings (loss) per share	$(0.72)	$(0.30)	(f)	$(0.01)	(f)	$(1.03)
Basic earnings (loss) per share	$(0.72)	$(0.30)	(f)	$(0.01)	(f)	$(1.03)

Dividends declared per common share	$0.84	$0.00		$0.00		$0.84

(a)	Refer to Summary of Operating Segments for information by segment.

(b)
In addition to reclassifying Other income out of total revenues, Other Changes to Other income includes an adjustment of $87 million to our pre-tax gains on sales of business interests and our valuation allowance on businesses classified as held for sale as a result of our change in inventory cost methodology.

(c)	Other Changes includes adjustments of $(1,712) million and $175 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(d)	Other Changes includes an adjustment of $(687) million related to ASU 2017-07 (pension and other benefit costs).

(e)	ASC 606 and Other Changes include adjustments of $(1,110) million and $(78) million, respectively, related to U.S. tax reform.

(f)	ASC 606 and Other Changes include impacts of $(0.13) per share and $(0.01) per share, respectively, related to U.S. tax reform.
Amounts may not add due to rounding.

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the three months ended March 31 (In millions; per-share amounts in dollars)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Sales of goods and services	$25,228	$(611)	(a)	$—		$24,616
Other income	168	—		(168)		—
GE Capital revenues from services	2,264	—		—		2,264
Total revenues	27,660	(611)		(168)		26,881

Costs and expenses
Cost of sales	20,359	281	(a)	(409)	(b)	20,231
Selling, general and administrative expenses	4,506	(1)		(219)	(c)	4,287
Interest and other financial charges	1,139	—		—		1,139
Investment contracts, insurance losses and insurance annuity benefits	634	—		—		634
Non-operating benefit costs	—	—		651		651
Other costs and expenses	190	—		—		190
Total costs and expenses	26,829	280		23		27,132

Other income	—	30		168		197
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	832	(862)		(22)		(53)
Benefit (provision) for income taxes	(16)	113		8		105
Earnings (loss) from continuing operations	816	(749)		(15)		52
Earnings (loss) from discontinued operations, net of taxes	(239)	—		—		(239)
Net earnings (loss)	577	(749)		(15)		(187)
Less net earnings (loss) attributable to noncontrolling interests	(76)	(28)		—		(104)
Net earnings (loss) attributable to the Company	653	(721)		(15)		(83)
Preferred stock dividends	(34)	—		—		(34)
Net earnings (loss) attributable to GE common shareowners	$619	$(721)		$(15)		$(117)

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$816	$(749)		$(15)		$52
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(76)	(28)		—		(104)
Earnings (loss) from continuing operations attributable to the Company	892	(721)		(15)		156
Preferred stock dividends	(34)	—		—		(34)
Earnings (loss) from continuing operations attributable
to GE common shareowners	858	(721)		(15)		122
Earnings (loss) from discontinued operations, net of taxes	(239)	—		—		(239)
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	—	—		—		—
Net earnings (loss) attributable to GE common shareowners	$619	$(721)		$(15)		$(117)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.10	$(0.08)		$0.00		$0.01
Basic earnings (loss) per share	$0.10	$(0.08)		$0.00		$0.01

Net earnings (loss)
Diluted earnings (loss) per share	$0.07	$(0.08)		$0.00		$(0.01)
Basic earnings (loss) per share	$0.07	$(0.08)		$0.00		$(0.01)

Dividends declared per common share	$0.24	$0.00		$0.00		$0.24

(a)	Refer to Summary of Operating Segments for information by segment.

(b)	Other Changes includes adjustments of $(442) million and $22 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(c)	Other Changes includes an adjustment of $(209) million related to ASU 2017-07 (pension and other benefit costs).

Amounts may not add due to rounding.

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the three months ended June 30 (In millions; per-share amounts in dollars)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Sales of goods and services	$27,239	$(164)	(a)	$—		$27,075
Other income	298	—		(298)		—
GE Capital revenues from services	2,022	—		—		2,022
Total revenues	29,558	(164)		(298)		29,097

Costs and expenses
Cost of sales	21,793	235	(a)	(406)	(b)	21,622
Selling, general and administrative expenses	4,287	1		(136)	(c)	4,152
Interest and other financial charges	1,174	—		—		1,174
Investment contracts, insurance losses and insurance annuity benefits	657	—		—		657
Non-operating benefit costs	—	—		561		561
Other costs and expenses	133	—		—		133
Total costs and expenses	28,044	235		20		28,299

Other income	—	32		298		330
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	1,515	(367)		(20)		1,127
Benefit (provision) for income taxes	(15)	46		7		37
Earnings (loss) from continuing operations	1,499	(321)		(13)		1,165
Earnings (loss) from discontinued operations, net of taxes	(146)	—		—		(146)
Net earnings (loss)	1,354	(321)		(13)		1,019
Less net earnings (loss) attributable to noncontrolling interests	(14)	(25)		—		(38)
Net earnings (loss) attributable to the Company	1,367	(297)		(13)		1,057
Preferred stock dividends	(182)	—		—		(182)
Net earnings (loss) attributable to GE common shareowners	$1,185	$(297)		$(13)		$875

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$1,499	$(321)		$(13)		$1,165
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(21)	(25)		—		(45)
Earnings (loss) from continuing operations attributable to the Company	1,520	(297)		(13)		1,210
Preferred stock dividends	(182)	—		—		(182)
Earnings (loss) from continuing operations attributable
to GE common shareowners	1,338	(297)		(13)		1,028
Earnings (loss) from discontinued operations, net of taxes	(146)	—		—		(146)
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	7	—		—		7
Net earnings (loss) attributable to GE common shareowners	$1,185	$(297)		$(13)		$875

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.15	$(0.03)		$0.00		$0.12
Basic earnings (loss) per share	$0.15	$(0.03)		$0.00		$0.12

Net earnings (loss)
Diluted earnings (loss) per share	$0.13	$(0.03)		$0.00		$0.10
Basic earnings (loss) per share	$0.14	$(0.03)		$0.00		$0.10

Dividends declared per common share	$0.24	$0.00		$0.00		$0.24

(a)	Refer to Summary of Operating Segments for information by segment.

(b)	Other Changes includes adjustments of $(383) million and $20 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(c)	Other Changes includes an adjustment of $(179) million related to ASU 2017-07 (pension and other benefit costs).

Amounts may not add due to rounding.

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the three months ended September 30 (In millions; per-share amounts in dollars)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Sales of goods and services	$29,429	$(664)	(a)	$—		$28,764
Other income	2,146	—		(2,146)		—
GE Capital revenues from services	1,898	—		—		1,898
Total revenues	33,472	(664)		(2,146)		30,662

Costs and expenses
Cost of sales	24,094	30	(a)	(452)	(b)	23,672
Selling, general and administrative expenses	4,855	1		(116)	(c)	4,741
Interest and other financial charges	1,232	—		—		1,232
Investment contracts, insurance losses and insurance annuity benefits	617	—		—		617
Non-operating benefit costs	—	—		611		611
Other costs and expenses	1,208	—		—		1,208
Total costs and expenses	32,006	31		44		32,082

Other income	—	19		2,146		2,165
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	1,466	(676)		(44)		746
Benefit (provision) for income taxes	334	201		16		551
Earnings (loss) from continuing operations	1,800	(475)		(28)		1,297
Earnings (loss) from discontinued operations, net of taxes	(106)	—		—		(106)
Net earnings (loss)	1,694	(475)		(28)		1,191
Less net earnings (loss) attributable to noncontrolling interests	(142)	(28)		—		(169)
Net earnings (loss) attributable to the Company	1,836	(447)		(28)		1,360
Preferred stock dividends	(36)	—		—		(36)
Net earnings (loss) attributable to GE common shareowners	$1,800	$(447)		$(28)		$1,324

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$1,800	$(475)		$(28)		$1,297
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(141)	(28)		—		(169)
Earnings (loss) from continuing operations attributable to the Company	1,941	(447)		(28)		1,466
Preferred stock dividends	(36)	—		—		(36)
Earnings (loss) from continuing operations attributable
to GE common shareowners	1,905	(447)		(28)		1,430
Earnings (loss) from discontinued operations, net of taxes	(106)	—		—		(106)
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	(1)	—		—		(1)
Net earnings (loss) attributable to GE common shareowners	$1,800	$(447)		$(28)		$1,324

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.22	$(0.05)		$0.00		$0.16
Basic earnings (loss) per share	$0.22	$(0.05)		$0.00		$0.16

Net earnings (loss)
Diluted earnings (loss) per share	$0.21	$(0.05)		$0.00		$0.15
Basic earnings (loss) per share	$0.21	$(0.05)		$0.00		$0.15

Dividends declared per common share	$0.24	$0.00		$0.00		$0.24

(a)	Refer to Summary of Operating Segments for information by segment.

(b)	Other Changes includes adjustments of $(434) million and $44 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(c)	Other Changes includes an adjustment of $(178) million related to ASU 2017-07 (pension and other benefit costs).

Amounts may not add due to rounding.

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the three months ended December 31 (In millions; per-share amounts in dollars)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Sales of goods and services	$31,297	$(785)	(a)	$—		$30,512
Other income	(987)	—		987		—
GE Capital revenues from services	1,091	—		—		1,091
Total revenues	31,402	(785)		987	(b)	31,603

Costs and expenses
Cost of sales	25,688	(82)	(a)	(248)	(c)	25,358
Selling, general and administrative expenses	4,631	(2)		(240)	(d)	4,389
Interest and other financial charges	1,324	—		—		1,324
Investment contracts, insurance losses and insurance annuity benefits	10,260	—		—		10,260
Non-operating benefit costs	—	—		576		576
Other costs and expenses	2,101	—		—		2,101
Total costs and expenses	44,004	(84)		88		44,008

Other income	—	333		(899)	(b)	(566)
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	(12,603)	(368)		(1)		(12,971)
Benefit (provision) for income taxes	2,740	(755)	(e)	(67)	(e)	1,918
Earnings (loss) from continuing operations	(9,863)	(1,123)		(67)		(11,053)
Earnings (loss) from discontinued operations, net of taxes	182	—		—		182
Net earnings (loss)	(9,681)	(1,123)		(67)		(10,871)
Less net earnings (loss) attributable to noncontrolling interests	(39)	(16)		2		(53)
Net earnings (loss) attributable to the Company	(9,642)	(1,107)		(69)		(10,818)
Preferred stock dividends	(184)	—		—		(184)
Net earnings (loss) attributable to GE common shareowners	$(9,826)	$(1,107)		$(69)		$(11,003)

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$(9,863)	$(1,123)		$(67)		$(11,053)
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(39)	(16)		2		(53)
Earnings (loss) from continuing operations attributable to the Company	(9,824)	(1,107)		(69)		(10,999)
Preferred stock dividends	(184)	—		—		(184)
Earnings (loss) from continuing operations attributable
to GE common shareowners	(10,008)	(1,107)		(69)		(11,184)
Earnings (loss) from discontinued operations, net of taxes	182	—		—		182
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	—	—		—		—
Net earnings (loss) attributable to GE common shareowners	$(9,826)	$(1,107)		$(69)		$(11,003)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(1.15)	$(0.13)	(f)	$(0.01)	(f)	$(1.29)
Basic earnings (loss) per share	$(1.15)	$(0.13)	(f)	$(0.01)	(f)	$(1.29)

Net earnings (loss)
Diluted earnings (loss) per share	$(1.13)	$(0.13)	(f)	$(0.01)	(f)	$(1.27)
Basic earnings (loss) per share	$(1.13)	$(0.13)	(f)	$(0.01)	(f)	$(1.27)

Dividends declared per common share	$0.12	$0.00		$0.00		$0.12

(a)	Refer to Summary of Operating Segments for information by segment.

(b)
In addition to reclassifying Other income out of total revenues, Other Changes to Other income includes an adjustment of $87 million to our pre-tax gains on sales of business interests and our valuation allowance on businesses classified as held for sale as a result of our change in inventory cost methodology.

(c)	Other Changes includes adjustments of $(454) million and $88 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(d)	Other Changes includes an adjustment of $(122) million related to ASU 2017-07 (pension and other benefit costs).

(e)	ASC 606 and Other Changes include adjustments of $(1,110) million and $(78) million, respectively, related to U.S. tax reform.

(f)	ASC 606 and Other Changes include impacts of $(0.13) per share and $(0.01) per share, respectively, related to U.S. tax reform.
Amounts may not add due to rounding.

STATEMENT OF EARNINGS (LOSS)
(UNAUDITED)	General Electric Company and consolidated affiliates
For the year ended December 31 (In millions; per-share amounts in dollars)	Reported 2016	ASC 606		Other Changes		Restated 2016

Revenues
Sales of goods and services	$110,390	$(220)	(a)	$—		$110,171
Other income	4,005	—		(4,005)		—
GE Capital revenues from services	9,297	—		—		9,297
Total revenues	123,693	(220)		(4,005)	(b)	119,469

Costs and expenses
Cost of sales	87,483	1,719	(a)	(1,550)	(c)	87,652
Selling, general and administrative expenses	18,377	(4)		(616)	(d)	17,756
Interest and other financial charges	5,025	—		—		5,025
Investment contracts, insurance losses and insurance annuity benefits	2,797	—		—		2,797
Non-operating benefit costs	—	—		2,365		2,365
Other costs and expenses	982	—		—		982
Total costs and expenses	114,663	1,715		199		116,577

Other income	—	163		3,977	(b)	4,140
GE Capital earnings (loss) from continuing operations	—	—		—		—

Earnings (loss) from continuing operations before income taxes	9,030	(1,772)		(227)		7,031
Benefit (provision) for income taxes	464	589		80		1,133
Earnings (loss) from continuing operations	9,494	(1,182)		(147)		8,165
Earnings (loss) from discontinued operations, net of taxes	(954)	—		—		(954)
Net earnings (loss)	8,540	(1,182)		(147)		7,211
Less net earnings (loss) attributable to noncontrolling interests	(291)	2		—		(289)
Net earnings (loss) attributable to the Company	8,831	(1,184)		(147)		7,500
Preferred stock dividends	(656)	—		—		(656)
Net earnings (loss) attributable to GE common shareowners	$8,176	$(1,184)		$(147)		$6,845

Amounts attributable to GE common shareowners
Earnings (loss) from continuing operations	$9,494	$(1,182)		$(147)		$8,165
Less net earnings (loss) attributable to noncontrolling interests,
continuing operations	(290)	2		—		(288)
Earnings (loss) from continuing operations attributable to the Company	9,784	(1,184)		(147)		8,453
Preferred stock dividends	(656)	—		—		(656)
Earnings (loss) from continuing operations attributable
to GE common shareowners	9,128	(1,184)		(147)		7,797
Earnings (loss) from discontinued operations, net of taxes	(954)	—		—		(954)
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	(1)	—		—		(1)
Net earnings (loss) attributable to GE common shareowners	$8,176	$(1,184)		$(147)		$6,845

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.00	$(0.13)		$(0.02)		$0.85
Basic earnings (loss) per share	$1.01	$(0.13)		$(0.02)		$0.86

Net earnings (loss)
Diluted earnings (loss) per share	$0.89	$(0.13)		$(0.02)		$0.75
Basic earnings (loss) per share	$0.90	$(0.13)		$(0.02)		$0.76

Dividends declared per common share	$0.93	$0.00		$0.00		$0.93

(a)	Refer to Summary of Operating Segments for information by segment.

(b)
In addition to reclassifying Other income out of total revenues, Other Changes to Other income includes an adjustment of $(28) million to our pre-tax gains on sales of business interests as a result of our change in inventory cost methodology.

(c)	Other Changes includes adjustments of $(1,619) million and $199 million related to ASU 2017-07 (pension and other benefit costs) and our change in inventory cost methodology, respectively.

(d)	Other Changes includes an adjustment of $(746) million related to ASU 2017-07 (pension and other benefit costs).

Amounts may not add due to rounding.

STATEMENT OF FINANCIAL POSITION
(UNAUDITED)	General Electric Company and consolidated affiliates
December 31 (In millions, except share amounts)	Reported 2017	ASC 606		Other Changes		Restated 2017

Assets
Cash, cash equivalents and restricted cash	$43,299	$—		$668	(a)	$43,967
Investment securities	38,696	—		—		38,696
Current receivables	24,438	(230)		—		24,209
Inventories	21,923	(1,986)		(517)	(b)	19,419
Financing receivables – net	10,336	—		—		10,336
Other GE Capital receivables	6,301	—		—		6,301
Property, plant and equipment – net	53,874	—		—		53,874
Receivable from GE Capital (debt assumption)	—	—		—		—
Investment in GE Capital	—	—		—		—
Goodwill	83,968	—		—		83,968
Other intangible assets – net	20,273	—		—		20,273
Contract and other deferred assets	28,861	(8,505)	(c)	—		20,356
All other assets	29,612	5		(668)	(a)	28,949
Deferred income taxes	6,207	2,503	(d)	108	(d)	8,819
Assets of businesses held for sale	4,243	(104)		25		4,164
Assets of discontinued operations	5,912	—		—		5,912
Total assets	$377,945	$(8,317)		$(384)		$369,244

Liabilities and equity
Short-term borrowings	$24,036	$—		$—		$24,036
Accounts payable, principally trade accounts	15,153	20		(1)		15,172
Progress collections and deferred income	18,462	3,655	(e)	—		22,117
Dividends payable	1,052	—		—		1,052
Other GE current liabilities	18,697	(1,778)	(e)	—		16,919
Non-recourse borrowings of consolidated securitization entities	1,980	—		—		1,980
Long-term borrowings	108,575	—		—		108,575
Investment contracts, insurance liabilities and insurance annuity benefits	38,136	—		—		38,136
Non-current compensation and benefits	41,630	—		—		41,630
All other liabilities	22,795	(2,011)	(e)	—		20,784
Liabilities of businesses held for sale	1,339	(83)		(8)		1,248
Liabilities of discontinued operations	706	—		—		706
Total liabilities	292,561	(197)		(9)		292,355

Redeemable noncontrolling interests	3,399	(10)		2		3,391

Preferred stock (5,939,874 shares outstanding)	6	—		—		6
Common stock (8,680,571,000 shares outstanding)	702	—		—		702
Accumulated other comprehensive income (loss) – net attributable to GE
Investment securities	(102)	—		—		(102)
Currency translation adjustments	(4,653)	(8)		—		(4,661)
Cash flow hedges	62	—		—		62
Benefit plans	(9,702)	—		—		(9,702)
Other capital	37,171	213		—		37,384
Retained earnings	125,682	(8,061)		(377)		117,244
Less common stock held in treasury	(84,902)	—		—		(84,902)
Total GE shareowners’ equity	64,263	(7,856)		(377)		56,030
Noncontrolling interests	17,723	(255)		—		17,468
Total equity	81,986	(8,111)		(377)		73,498
Total liabilities, redeemable noncontrolling interests and equity	$377,945	$(8,317)		$(384)		$369,244

(a)	Other Changes adjustment due to reclassification of restricted cash from All other assets in conjunction with the adoption of ASU 2016-18.

(b)	Other Changes adjustment attributable to our change in inventory cost methodology.

(c)
ASC 606 includes adjustments of $(8,701) million to long-term product service agreements, $365 million to long-term equipment contract revenue, $(260) million to deferred inventory costs and $90 million to non-recurring engineering costs.

(d)	ASC 606 and Other Changes include adjustments of $1,110 million and $78 million, respectively, related to U.S. tax reform.

(e)
ASC 606 includes $1,543 million and $1,839 million of deferred income reclassified from Other GE current liabilities and All other liabilities, respectively, to Progress collections and deferred income. The remaining $272 million adjustment to Progress collections and deferred income is due to the change in the timing of revenue recognition as a result of the adoption of ASC 606.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the year ended December 31
(In millions)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Power	$35,990	$(914)		$(198)		$34,878
Renewable Energy	10,280	(1,007)	(a)	(69)		9,205
Oil & Gas	17,231	51		(101)		17,180
Aviation	27,375	(124)	(b)	(238)		27,013
Healthcare	19,116	8		(108)		19,017
Transportation	4,178	(247)		4		3,935
Lighting	1,987	—		(46)		1,941
Total industrial segment revenues	116,157	(2,233)		(756)		113,168
Capital	9,070	—		—		9,070
Total segment revenues	125,227	(2,233)		(756)		122,239
Corporate items and eliminations	(3,135)	9		(869)		(3,995)
Consolidated revenues	$122,092	$(2,224)		$(1,625)	(c)	$118,243

Segment profit (loss)
Power	$2,786	$(831)		$(8)		$1,947
Renewable Energy	727	(121)		(23)		583
Oil & Gas	220	(21)		(41)		158
Aviation	6,642	(1,221)		(51)		5,370
Healthcare	3,448	(37)		77		3,488
Transportation	824	(252)		69		641
Lighting	93	—		(66)		27
Total industrial segment profit	14,740	(2,483)		(44)		12,213
Capital	(6,765)	—		—		(6,765)
Total segment profit (loss)	7,975	(2,483)		(44)	(d)	5,448
Corporate items and eliminations	(7,871)	306		2,340		(5,225)
GE interest and other financial charges	(2,753)	—		—		(2,753)
GE non-operating benefit costs	—	—		(2,385)		(2,385)
GE benefit (provision) for income taxes	(3,259)	(395)	(e)	(37)	(e)	(3,691)
Earnings (loss) from continuing operations attributable to GE common shareowners	(5,907)	(2,572)		(126)		(8,605)
Earnings (loss) from discontinued operations, net of taxes	(309)	—		—		(309)
Less net earnings attributable to
noncontrolling interests, discontinued operations	6	—		—		6
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	(315)	—		—		(315)
Consolidated net earnings (loss) attributable to the GE common shareowners	$(6,222)	$(2,572)		$(126)		$(8,920)

(a)	The decrease in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(177) million and $133 million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

(e)	ASC 606 and Other Changes include adjustments of $(1,110) million and $(78) million, respectively, related to U.S. tax reform.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the three months ended March 31
(In millions)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Power	$8,288	$(303)		$(46)		$7,940
Renewable Energy	2,044	(271)	(a)	(6)		1,767
Oil & Gas	3,001	97		(12)		3,086
Aviation	6,804	(91)	(b)	(41)		6,673
Healthcare	4,291	25		(11)		4,305
Transportation	1,039	(63)		3		979
Lighting	475	—		(13)		462
Total industrial segment revenues	25,943	(605)		(125)		25,212
Capital	2,681	—		—		2,681
Total segment revenues	28,624	(605)		(125)		27,894
Corporate items and eliminations	(964)	(6)		(43)		(1,013)
Consolidated revenues	$27,660	$(611)		$(168)	(c)	$26,881

Segment profit (loss)
Power	$817	$(365)		$(15)		$438
Renewable Energy	107	(26)		(11)		70
Oil & Gas	207	50		2		260
Aviation	1,684	(417)		6		1,273
Healthcare	643	5		13		661
Transportation	156	(67)		6		95
Lighting	8	—		2		10
Total industrial segment profit	3,622	(819)		4		2,807
Capital	(47)	—		—		(47)
Total segment profit (loss)	3,575	(819)		4	(d)	2,760
Corporate items and eliminations	(2,009)	(15)		623		(1,402)
GE interest and other financial charges	(564)	—		—		(564)
GE non-operating benefit costs	—	—		(649)		(649)
GE benefit (provision) for income taxes	(143)	113		8		(23)
Earnings (loss) from continuing operations attributable to GE common shareowners	858	(721)		(15)		122
Earnings (loss) from discontinued operations, net of taxes	(239)	—		—		(239)
Less net earnings attributable to
noncontrolling interests, discontinued operations	—	—		—		—
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	(239)	—		—		(239)
Consolidated net earnings (loss) attributable to the GE common shareowners	$619	$(721)		$(15)		$(117)

(a)	The decrease in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(22) million and $26 million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the three months ended June 30
(In millions)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Power	$9,602	$(185)		$(16)		$9,400
Renewable Energy	2,457	(105)	(a)	(40)		2,312
Oil & Gas	3,108	(35)		(77)		2,997
Aviation	6,532	165	(b)	(62)		6,634
Healthcare	4,700	(4)		(8)		4,688
Transportation	1,071	3		3		1,077
Lighting	484	—		(10)		473
Total industrial segment revenues	27,954	(161)		(210)		27,582
Capital	2,446	—		—		2,446
Total segment revenues	30,400	(161)		(210)		30,028
Corporate items and eliminations	(841)	(3)		(88)		(932)
Consolidated revenues	$29,558	$(164)		$(298)	(c)	$29,097

Segment profit (loss)
Power	$1,099	$(114)		$9		$994
Renewable Energy	160	(13)		11		158
Oil & Gas	155	(43)		8		120
Aviation	1,492	(132)		14		1,374
Healthcare	826	(18)		18		826
Transportation	203	(32)		12		183
Lighting	13	—		4		17
Total industrial segment profit	3,947	(351)		77		3,673
Capital	(172)	—		—		(172)
Total segment profit (loss)	3,775	(351)		77	(d)	3,502
Corporate items and eliminations	(1,583)	9		454		(1,120)
GE interest and other financial charges	(637)	—		—		(637)
GE non-operating benefit costs	—	—		(552)		(552)
GE benefit (provision) for income taxes	(218)	46		7		(165)
Earnings (loss) from continuing operations attributable to GE common shareowners	1,338	(297)		(13)		1,028
Earnings (loss) from discontinued operations, net of taxes	(146)	—		—		(146)
Less net earnings attributable to
noncontrolling interests, discontinued operations	7	—		—		7
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	(152)	—		—		(152)
Consolidated net earnings (loss) attributable to the GE common shareowners	$1,185	$(297)		$(13)		$875

(a)	The decrease in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(20) million and $98 million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the three months ended September 30
(In millions)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Power	$8,679	$(76)		$(75)		$8,527
Renewable Energy	2,905	(397)	(a)	—		2,507
Oil & Gas	5,365	(42)		(13)		5,311
Aviation	6,816	(58)	(b)	(63)		6,696
Healthcare	4,724	33		(47)		4,710
Transportation	1,074	(125)		(1)		949
Lighting	483	—		(12)		472
Total industrial segment revenues	30,046	(664)		(211)		29,171
Capital	2,397	—		—		2,397
Total segment revenues	32,444	(664)		(211)		31,569
Corporate items and eliminations	1,028	—		(1,935)		(907)
Consolidated revenues	$33,472	$(664)		$(2,146)	(c)	$30,662

Segment profit (loss)
Power	$611	$(140)		$(7)		$464
Renewable Energy	257	(49)		9		217
Oil & Gas	(36)	(14)		(7)		(57)
Aviation	1,680	(312)		(33)		1,335
Healthcare	820	6		22		847
Transportation	276	(142)		7		141
Lighting	23	—		(8)		14
Total industrial segment profit	3,630	(652)		(16)		2,961
Capital	24	—		—		24
Total segment profit (loss)	3,654	(652)		(16)	(d)	2,985
Corporate items and eliminations	(1,095)	4		582		(509)
GE interest and other financial charges	(718)	—		—		(718)
GE non-operating benefit costs	—	—		(610)		(610)
GE benefit (provision) for income taxes	64	201		16		281
Earnings (loss) from continuing operations attributable to GE common shareowners	1,905	(447)		(28)		1,430
Earnings (loss) from discontinued operations, net of taxes	(106)	—		—		(106)
Less net earnings attributable to
noncontrolling interests, discontinued operations	(1)	—		—		(1)
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	(105)	—		—		(105)
Consolidated net earnings (loss) attributable to the GE common shareowners	$1,800	$(447)		$(28)		$1,324

(a)	The decrease in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(44) million and $28 million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the three months ended December 31
(In millions)	Reported 2017	ASC 606		Other Changes		Restated 2017

Revenues
Power	$9,421	$(349)		$(61)		$9,011
Renewable Energy	2,875	(234)	(a)	(23)		2,618
Oil & Gas	5,756	30		—		5,786
Aviation	7,222	(140)	(b)	(72)		7,010
Healthcare	5,402	(46)		(42)		5,314
Transportation	993	(63)		(1)		929
Lighting	546	—		(11)		534
Total industrial segment revenues	32,214	(802)		(210)		31,202
Capital	1,545	—		—		1,545
Total segment revenues	33,759	(802)		(210)		32,747
Corporate items and eliminations	(2,358)	17		1,197		(1,144)
Consolidated revenues	$31,402	$(785)		$987	(c)	$31,603

Segment profit (loss)
Power	$260	$(213)		$3		$51
Renewable Energy	203	(33)		(32)		138
Oil & Gas	(105)	(14)		(45)		(165)
Aviation	1,786	(360)		(37)		1,388
Healthcare	1,159	(30)		24		1,153
Transportation	189	(11)		43		221
Lighting	50	—		(64)		(15)
Total industrial segment profit	3,542	(661)		(109)		2,772
Capital	(6,569)	—		—		(6,569)
Total segment profit (loss)	(3,028)	(661)		(109)	(d)	(3,798)
Corporate items and eliminations	(3,184)	309		680		(2,194)
GE interest and other financial charges	(834)	—		—		(834)
GE non-operating benefit costs	—	—		(574)		(574)
GE benefit (provision) for income taxes	(2,962)	(755)	(e)	(67)	(e)	(3,784)
Earnings (loss) from continuing operations attributable to GE common shareowners	(10,008)	(1,107)		(69)		(11,184)
Earnings (loss) from discontinued operations, net of taxes	182	—		—		182
Less net earnings attributable to
noncontrolling interests, discontinued operations	—	—		—		—
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	182	—		—		182
Consolidated net earnings (loss) attributable to the GE common shareowners	$(9,826)	$(1,107)		$(69)		$(11,003)

(a)	The decrease in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(90) million and $(19) million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

(e)	ASC 606 and Other Changes include adjustments of $(1,110) million and $(78) million, respectively, related to U.S. tax reform.

Amounts may not add due to rounding.

SUMMARY OF OPERATING SEGMENTS

(UNAUDITED)	For the year ended December 31
(In millions)	Reported 2016	ASC 606		Other Changes		Restated 2016

Revenues
Power	$36,795	$(846)		$(114)		$35,835
Renewable Energy	9,033	551	(a)	168		9,752
Oil & Gas	12,898	(65)		105		12,938
Aviation	26,261	251	(b)	(272)		26,240
Healthcare	18,291	(10)		(68)		18,212
Transportation	4,713	(120)		(8)		4,585
Lighting	4,823	—		(61)		4,762
Total industrial segment revenues	112,814	(240)		(250)		112,324
Capital	10,905	—		—		10,905
Total segment revenues	123,719	(240)		(250)		123,229
Corporate items and eliminations	(26)	21		(3,754)		(3,760)
Consolidated revenues	$123,693	$(220)		$(4,005)	(c)	$119,469

Segment profit (loss)
Power	$5,091	$(876)		$(28)		$4,187
Renewable Energy	576	91		(35)		631
Oil & Gas	1,392	(104)		13		1,302
Aviation	6,115	(845)		53		5,324
Healthcare	3,161	(25)		74		3,210
Transportation	1,064	(120)		22		966
Lighting	199	—		(34)		165
Total industrial segment profit	17,598	(1,878)		66		15,785
Capital	(1,251)	—		—		(1,251)
Total segment profit (loss)	16,347	(1,878)		66	(d)	14,534
Corporate items and eliminations	(4,226)	104		2,057		(2,064)
GE interest and other financial charges	(2,026)	—		—		(2,026)
GE non-operating benefit costs	—	—		(2,349)		(2,349)
GE benefit (provision) for income taxes	(967)	589		80		(298)
Earnings (loss) from continuing operations attributable to GE common shareowners	9,128	(1,184)		(147)		7,797
Earnings (loss) from discontinued operations, net of taxes	(954)	—		—		(954)
Less net earnings attributable to
noncontrolling interests, discontinued operations	(1)	—		—		(1)
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	(952)	—		—		(952)
Consolidated net earnings (loss) attributable to the GE common shareowners	$8,176	$(1,184)		$(147)		$6,845

(a)	The increase in revenues in Renewable Energy is primarily due to the acceleration of revenues from 2017 into 2016 driven by the timing of transfer of control.

(b)
In addition to changes in long-term service agreements and engine accounting as previously described, the adjustment also includes a reclassification of revenue share partner costs. Previously, these costs were recorded as a reduction to revenues and are now recorded as an increase to costs as a result of the application of the new revenue standard to these arrangements.

(c)
Other Changes adjustment is attributable to the reclassification of Other income out of total revenues. While Other income is now excluded from segment revenues, it will remain as part of industrial segment profit.

(d)	Other Changes includes adjustments of $(199) million and $265 million related to our change in inventory cost methodology and ASU 2017-07 (pension and other benefit costs), respectively.

Amounts may not add due to rounding.